Exhibit 99.3

TCBI Q4 2009 Earnings January 27, 2010

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2008, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Remarks Business model intact, producing strong core earnings in 2009 Improved earnings power driven by margin expansion throughout the year Strong deposit growth, especially DDA, at significantly reduced cost Intense focus on credit quality continued in Q4 and into 2010 Growth and success in recruiting experienced RMs validate opportunistic strategy

Financial Review Net income Net income of $24.4 million for 2009, a decrease of 2% from 2008 Net income of $6.4 million increased 20% compared to Q3-2009 and 84% compared to Q4-2008 EPS of $0.18 increased 20% compared to $0.15 for Q3-2009 and 64% from $0.11 in Q4-2008 Preferred dividend and repurchase reduced 2009 EPS by $5.4 million, $0.16 per share after tax, resulting in EPS of $0.55 vs. $0.89 in 2008 Improved operating leverage and core earnings power Net revenue for Q4-2009 increased 7% from Q3-2009 and 41% compared to Q4-2008; for 2009, net revenue increased 30% Expense growth of 5% from Q3-2009 and 26% before effects of increase in FDIC assessment and ORE valuation expense compared to Q4-2008; for 2009, increased 20% Net interest margin at 4.21% in Q4-2009 and 3.89% for 2009 15 bps increase from Q3-2009 and 80 bps from Q4-2008; increase of 35 bps in 2009 Reduction in costs of all major funding sources; 73 bps in Q4-2009 Growth in demand deposits and equity Loan growth and benefit from repricing initiatives

Financial Review Asset quality Provision of $43.5 million for 2009 and $10.5 million for quarter OREO valuation and write down of $7.8 million for 2009 and $5.6 million for quarter Small increase of $3 million in non-performing assets Non-accrual loans at 2.15% Non-performing assets at 2.74% including OREO Net charge-offs of $19.5 million, or 46 bps, for 2009, and $8.0 million, or 72 bps, for Q4-2009 Growth in loans Held for investment - increase of 14% for 2009, 3% compared to Q3-2009 and 13% from Q4-2008 Held for sale - increase of 133% for 2009, 11% compared to Q3-2009 and 90% from Q4- 2008 Total loans - increase of 22% in 2009, 4% compared to Q3-2009 and 19% from Q4-2008 Growth in deposits Demand deposits - increase of 44% in 2009, 20% compared to Q3-2009 and 61% from Q4- 2008 Total deposits - increase of 14% in 2009, 6% compared to Q3-2009 and 26% from Q4-2008 Comparisons based on average balances

Q4-09 Q3-09 Q2-09 Q1-09 Q4-08 Net interest income $ 55,106 $ 51,566 $ 48,802 $ 41,217 $ 38,712 Provision for loan losses 10,500 13,500 11,000 8,500 11,000 Net interest income after provision for loan losses 44,606 38,066 37,802 32,717 27,712 Non-interest income 7,811 7,133 7,416 6,900 5,950 Non-interest expense 42,796 37,067 35,373 30,306 28,443 Income before income taxes 9,621 8,132 9,845 9,311 5,219 Income tax expense 3,194 2,779 3,363 3,186 1,732 Net income 6,427 5,353 6,482 6,125 3,487 Preferred stock dividends ^ ^ 4,453 930 ^ Net income available to common shareholders $ 6,427 $ 5,353 $ 2,029 $ 5,195 $ 3,487 Diluted EPS $ .18 $ .15 $ .06 $ .17 $ .11 Net interest margin 4.21% 4.06% 3.88% 3.39% 3.41% ROA .47% .40% .49% .48% .29% ROE 5.26% 4.46% 5.45% 5.44% 3.61% Efficiency (excluding ORE valuation/write-down expense) 59.1% 59.4% 62.9% 63.0% 63.7% Income Statement (in thousands)

QTD Average Balances, Yields and Rates (in thousands) Q4 2009 Q4 2009 Q3 2009 Q3 2009 Q4 2008 Q4 2008 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 273,618 4.60% $ 292,578 4.68% $ 360,264 4.70% Fed funds sold & liquidity investments 18,466 .13% 19,431 .25% 28,811 .39% Loans held for sale 601,793 4.80% 539,889 5.02% 316,409 5.58% Loans held for investment 4,384,692 4.97% 4,264,202 4.85% 3,875,586 5.17% Total loans, net of reserve 4,918,308 5.02% 4,747,662 4.92% 4,153,850 5.25% Total earning assets 5,210,392 4.98% 5,059,671 4.89% 4,542,925 5.18% Total assets $5,454,215 $5,305,235 $4,761,260 Liabilities and Stockholders' Equity Total interest bearing deposits $3,314,986 1.02% $3,211,421 1.10% $2,793,447 2.29% Other borrowings 607,731 .36% 724,127 .40% 881,868 1.12% Long-term debt 113,406 3.23% 113,406 3.46% 113,406 5.64% Total interest bearing liabilities 4,036,123 .99% 4,048,954 1.04% 3,788,721 2.12% Demand deposits 914,266 764,557 566,513 Stockholders' equity 485,039 476,107 384,703 Total liabilities and stockholders' equity $5,454,215 .73% $5,305,235 .79% $4,761,260 1.68% Net interest margin 4.21% 4.06% 3.41%

QTD Averages QTD Averages QTD Averages Q4 2009 Q3 2009 Q4 2008 Q4/Q3 % Change YOY % Change Loans held for investment $4,384,692 $4,264,202 $3,875,586 3% 13% Loans held for sale 601,793 539,889 316,409 11% 90% Total loans 4,986,485 4,804,091 4,191,995 4% 19% Securities 273,618 292,578 360,264 (6)% (24)% Demand deposits 914,266 764,557 566,513 20% 61% Total deposits 4,229,252 3,975,978 3,359,960 6% 26% Total assets 5,454,215 5,305,235 4,761,260 3% 15% Financial Summary (in thousands)

Financial Summary (in thousands) Period End Period End Period End Q4 2009 Q3 2009 Q4 2008 Q4/Q3 % Change YOY % Change Loans held for investment $4,457,293 $4,290,453 $4,027,871 4% 11% Loans held for sale 693,504 549,787 496,351 26% 40% Total loans 5,150,797 4,840,240 4,524,222 6% 14% Securities 266,128 285,869 378,752 (7)% (30)% Demand deposits 899,492 802,692 587,161 12% 53% Total deposits 4,120,725 3,916,568 3,333,187 5% 24% Total assets 5,698,318 5,320,401 5,141,034 7% 11%

2004 2005 2006 2007 2008 YTD Q4 2009 Non Interest Expense 50381 65344 86912 98606 109651 145542 2004 2005 2006 2007 2008 YTD Q4 2009 Net Interest Income 71467 93624 117170 139752 151737 196691 Non Interest Income 10593 12507 17684 20627 22470 29260 2004 2005 2006 2007 2008 ($ in thousands) 2009 82,060 106,131 134,854 160,379 174,207 225,951 Operating Revenue CAGR: 22% Net Interest Income CAGR: 22% Non-interest Income CAGR: 23% Non-interest Expense CAGR: 24% Revenue and Expense Growth Net Interest Income Non-interest Income Non-interest Expense

Deposit and Loan Growth 2004 2005 2006 2007 2008 Q4-2009 Demand Deposits 398 512 514 529 587 899 Interest Bearing Deposits 1392 1983 2555 2537 2746 3222 Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2004 2005 2006 2007 2008 Q4 2009 Loans Held for Investment 1565 2076 2722 3462 4028 4457 2004 2005 2006 2007 2008 ($ in millions) 2009 Demand Deposit CAGR: 18% Total Deposit CAGR: 18% Loans Held for Investment CAGR: 23%

Loan Portfolio Statistics Non-accrual loans Commercial $ 34,021 Construction 44,598 Real estate 10,189 Consumer 273 Equipment leases 6,544 Total non-accrual loans $ 95,625 Non-accrual loans as % of loans held for investment 2.15% ORE 27,264 Total Non-accruals + ORE $ 122,889 Non-accrual loans + ORE as % of loans held for investment + ORE 2.74% Total Loans $5,178,358 All numbers in thousands.

Credit Quality Credit experience remains consistent with expectations Net charge-offs of $19.5 million for 2009 Net charge-offs represent 46 bps for 2009, $8 million or 72 bps in Q4-2009 NCOs related to problems previously identified and covered with allocated reserves Increase of $3 million in NPAs with slight reduction in NPA ratio to 2.74% with non- performing loans at 2.15% Total level and future exposure remain manageable Total credit related costs of $51.3 million for 2009 Provision of $10.5 million in Q4-2009 and $43.5 million for year Total reserves for credit losses remains at 1.59% compared to 1.16% at YE 2008 Provision driven by methodology with factors related to challenging economic conditions Total ORE valuation charges in 2009 of $7.8 million, with $5.6 million in Q4-2009 from allowance of $4.4 million and $1.2 million in direct OREO write-downs Tightened credit standards remain in effect due to industry and economic conditions Expect conditions to remain challenging with manageable credit costs for 2010

Credit Quality Combined reserves for credit losses / Loans* 1.59% 1.16% .95% .77% .91% Non-accrual loans + ORE to loans* + ORE 2.74% 1.81% ..69% ..37% ..27% Reserve to non-accruals .7x 1.0x 1.5x 2.3x 3.3x Net Charge-offs / Average Loans 2009 2008 2007 2006 2005 * Excludes loans held for sale.

Closing Comments Improved core earnings power due to margin expansion and management of controllable expenses Excellent growth in loans and deposits Strong capital position going into 2010 Credit issues remain challenging; expect continued high, but manageable credits costs in 2010 Company well-positioned to take advantage of market opportunities for people and customers

Q & A